                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 30, 1998



                             THE CERPLEX GROUP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                       0-23602                33-0411354
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)          Identification No.)



1382 Bell Avenue, Tustin, California                             92780
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



                                 (714) 258-5600
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

                 On January 30, 1998, Aurora Electronics, Inc., a Delaware corporation ("Aurora") signed a definitive merger agreement with The Cerplex Group, Inc., a Delaware corporation ("Cerplex"), creating one of the largest independent companies in the parts support and services logistics market.

                 As a result of the merger, Cerplex would become a wholly-owned subsidiary of Aurora, and the current equity holders of Cerplex would be entitled to receive in a tax-free exchange approximately 25% of the post-merger, fully-diluted common stock of Aurora, after giving effect to the WCAS financing described below. Under the terms of the merger agreement, each share of Cerplex common stock would convert into 1.076368 shares of Aurora common stock.

                 The merger is subject to regulatory approvals and the satisfaction of certain other conditions precedent, including securing acceptable senior bank financing. No assurance can be given that such conditions precedent will be achieved. The merger is expected to be completed by the end of April 1998. Following the completion of the merger, Aurora will change its name to The Cerplex Group, Inc. and the combined company will operate under that name. Larry McTavish will be the Chairman and Chief Executive Officer of the combined enterprises.

                 Subject to the merger, Aurora's principal stockholder, Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS"), has agreed to provide additional financing to Aurora in the form of $18 million of new preferred stock and $15 million of new subordinated debt, and to exchange approximately $11 million of outstanding Aurora subordinated debt and accrued interest for $3.3 million of new preferred stock. After giving effect to the merger and the WCAS financing, WCAS would own approximately 69.2% of the fully-diluted common stock of Aurora. The proceeds of the WCAS financing and the proposed new senior bank financing would be used to repay approximately $30 million of outstanding senior bank obligations of Cerplex. In addition, at the effective time of the merger, approximately $18 million of outstanding subordinated notes of Cerplex, which have been purchased by WCAS, would be cancelled and exchanged for $5.7 million of the new subordinated notes of Aurora.

                 Aurora contemplates offering to all of its existing stockholders the right to purchase a pro rata share of the new preferred stock and new subordinated notes. The rights offering will be made only by means of a prospectus. Any stockholder not electing to participate in this offering would experience substantial dilution of its existing equity interest in Aurora.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                          Not applicable.

                 (b)      PRO FORMA FINANCIAL INFORMATION.

                          Not applicable.

                 (c)      EXHIBITS.


EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 2.1                  Agreement of Merger dated as of August       Incorporated herein by
                      30, 1993, by and among Cerplex               reference to Exhibit 2.1 to the
                      Incorporated, Diversified Manufacturing      Company's Registration
                      Services, Inc. ("DMS"), EMServe, Inc.        Statement on Form S-1 (File No.
                      ("EMServe"), InCirT Technology               33-75004) which was declared
                      Incorporated ("InCirT") and Testar, Inc.     effective by the Commission on
                      ("Testar").                                  April 8, 1994.

 2.2                  Agreement and Plan of Merger dated           Incorporated herein by
                      November 12, 1993, between The Cerplex       reference to Exhibit 2.2 to the
                      Group Subsidiary, Inc. and Registrant        Company's Registration
                      (conformed copy to original).                Statement on Form S-1 (File No.
                                                                   33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

 2.3                  Certificate of Ownership and Merger of       Incorporated herein by
                      Registrant with and into The Cerplex         reference to Exhibit 2.2 to the
                      Group Subsidiary, Inc. dated as of           Company's Registration
                      November 12, 1993.                           Statement on Form S-1 (File No.
                                                                   33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

 2.4                  Asset Purchase Agreement effective           Incorporated herein by
                      December 17, 1993 by and between Certech     reference to Exhibit 2.4 to the
                      Technology, Inc., a wholly-owned             Company's Registration
                      subsidiary of the Registrant ("Certech"),    Statement on Form S-1 (File No.
                      and Spectradyne, Inc. ("Spectradyne").       33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 2.5                  Purchase and Sale Agreement dated as of      Incorporated herein by
                      July 29, 1994, by and among The Cerplex      reference to Exhibit 2 to the
                      Group, Inc., Cerplex Limited, BT Repair      Form 8-K filed July 29, 1994.
                      Services Limited and BT.

 2.6                  Contract for repair, calibration and         Incorporated herein by
                      warehousing of certain items of BT           reference to Exhibit 10 to the
                      Equipment dated as of July 29, 1994,         Form 8-K filed July 29, 1994.
                      among The Cerplex Group and Cerplex
                      Limited and BT.

 2.7                  Formation and Contribution Agreement         Incorporated herein by
                      effective December 1, 1994 by and among      reference to Exhibit 2.7 to the
                      Modcomp/Cerplex L.P., Modular Computer       Company's Annual Report on Form
                      Systems, Inc., Cerplex Subsidiary, Inc.      10-K for the fiscal year ended
                      and The Cerplex Group, Inc.                  January 1, 1995.

 2.8                  Contingent Promissory Note dated December    Incorporated herein by
                      1, 1994 issued by Modcomp/Cerplex L.P. to    reference to Exhibit 2.8 to the
                      Modular Computer Systems, Inc.               Company's Annual Report on Form
                                                                   10-K for the fiscal year ended
                                                                   January 1, 1995.

 2.9                  Limited Partnership Agreement of             Incorporated herein by
                      Modcomp/Cerplex L.P. effective December      reference to Exhibit 2.8 to the
                      1, 1994.                                     Company's Annual Report on Form
                                                                   10-K for the fiscal year ended
                                                                   January 1, 1995.

 2.10                 Put/Call Option Agreement effective          Incorporated herein by
                      December 1, 1994 by and among Cerplex        reference to Exhibit 2.8 to the
                      Subsidiary, Inc., The Cerplex Group,         Company's Annual Report on Form
                      Inc., Modular Computer Systems, Inc. and     10-K for the fiscal year ended
                      Modcomp Joint Venture Inc.                   January 1, 1995.

 2.11                 Stock Purchase Agreement dated as of June    Incorporated herein by
                      29, 1995 by and among The Cerplex Group,     reference to Exhibit 2.11 to
                      Inc., Tu Nguyen and Phuc Le.                 the Company's Quarterly Report
                                                                   on Form 10-Q for the quarter
                                                                   ended October 1, 1995.

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 2.12                 Letter Agreement dated April 5, 1996 by      Incorporated herein by
                      and among Modular Computer Systems, Inc.,    reference to Exhibit 2.12 to
                      Modcomp Joint Venture, Inc., AEG             the Company's Annual Report on
                      Aktiengesellschaft, the Company, Cerplex     Form 10-K for the fiscal year
                      Subsidiary, Inc. and Modcomp/Cerplex L.P.    ended December 31, 1995.

 2.13                 Stock Purchase Agreement dated as of May     Incorporated herein by
                      24, 1996, by and among The Cerplex Group,    reference to Exhibit 2.13 to
                      Inc., Cerplex Limited, Rank Xerox - The      the Company's Current Report on
                      Document Company SA and Rank Xerox           Form 8-K dated May 24, 1996.
                      Limited (conformed copy to original).

 2.14                 Contract of Warranty dated as of May 24,     Incorporated herein by
                      1996, by and among The Cerplex Group,        reference to Exhibit 2.14 to
                      Inc., Cerplex Limited, Rank Xerox - The      the Company's Current Report on
                      Document Company SA and Rank Xerox           Form 8-K dated May 24, 1996.
                      Limited (conformed copy to the original).

 2.15                 Supply and Services Agreement dated as of    Incorporated herein by
                      May 24, 1996, by and among The Cerplex       reference to Exhibit 2.15 to
                      Group, Inc., Cerplex Limited, Rank Xerox     the Company's Current Report on
                      - The Document Company SA and Rank Xerox     Form 8-K dated May 24, 1996.
                      Limited (conformed copy to the original).

 2.16                 Stock Purchase Agreement dated March 28,     Incorporated herein by
                      1997 relating to all of the outstanding      reference to Exhibit 2.13 to
                      stock of Peripheral Computer Support,        the Company's Annual Report on
                      Inc. among the Company, PCS Acquisition      Form 10-K for the fiscal year
                      Co., Inc., and Lincolnshire Equity           ended December 31, 1996.
                      Partners, L.P.

 2.17                 Asset Purchase Agreement dated August 6,     Incorporated herein by
                      1997 by and among the Company, Cerplex       reference to Exhibit 2.17 to
                      Subsidiary, Inc., Modcomp Joint Venture,     the Company's Quarterly Report
                      Inc., Modcomp/Cerplex L.P. and CSP Inc.      on Form 10-Q for the quarter
                                                                   ended June 30, 1997.

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 2.18                 Agreement and Plan of Merger dated as of     Filed herein.
                      January 30, 1998 ("Merger Agreement")
                      among Aurora Electronics, Inc., a
                      Delaware corporation ("Aurora"),
                      Holly Acquisition Corp., a Delaware
                      corporation and wholly-owned subsidiary
                      of Aurora ("Aurora Sub") and the Company.

 4.1                  Stock Purchase Agreement dated as of         Incorporated herein by
                      November 19, 1993 by and among the           reference to Exhibit 4.1 to the
                      Registrant, the stockholders of the          Company's Registration
                      Registrant identified in Part A of           Statement on Form S-1 (File No.
                      Schedule I thereto and the purchasers of     33-75004) which was declared
                      shares of the Registrant's Series A          effective by the Commission on
                      Preferred Stock identified in Schedule I     April 8, 1994.
                      thereto (including the Schedules thereto;
                      Exhibits omitted).

 4.2                  Registration Rights Agreement dated as of    Incorporated herein by
                      November 19, 1993, by and among the          reference to Exhibit 4.2 to the
                      Registrant, the investors listed on          Company's Registration
                      Schedule A thereto and the security          Statement on Form S-1 (File No.
                      holders of the Registrant listed on          33-75004) which was declared
                      Schedule B thereto, together with            effective by the Commission on
                      Amendment No. 1.                             April 8, 1994.

 4.3                  Co-Sale Agreement dated as of November       Incorporated herein by
                      19, 1993, by and among the Registrant,       reference to Exhibit 4.3 to the
                      the managers listed on Schedule A thereto    Company's Registration
                      and the investors listed on Schedule B       Statement on Form S-1 (File No.
                      thereto.                                     33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

 4.4                  Warrant Agreement dated as of November       Incorporated herein by
                      19, 1993, by and among the Registrant and    reference to Exhibit 4.4 to the
                      the purchasers listed in Annex 1 thereto.    Company's Registration
                                                                   Statement on Form S-1 (File No.
                                                                   33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.


EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 4.5                  Placement Agent Warrant Purchase             Incorporated herein by
                      Agreement dated as of November 19, 1993,     reference to Exhibit 4.5 to the
                      between the Registrant and Donaldson,        Company's Registration
                      Lufkin & Jenrette Securities Corporation.    Statement on Form S-1 (File No.
                                                                   33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

 4.6                  Observation Rights Agreement dated as of     Incorporated herein by
                      November 19, 1993, between the Registrant    reference to Exhibit 4.6 to the
                      and certain stock purchasers.                Company's Registration
                                                                   Statement on Form S-1 (File No.
                                                                   33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

 4.7                  Observation Rights Agreement dated as of     Incorporated herein by
                      November 19, 1993, between the Registrant    reference to Exhibit 4.7 to the
                      and certain note purchasers.                 Company's Registration
                                                                   Statement on Form S-1 (File No.
                                                                   33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

 4.8                  Note Purchase Agreement dated as of          Incorporated herein by
                      November 19, 1993, by and among the          reference to Exhibit 4.8 to the
                      Registrant and The Northwestern Mutual       Company's Registration
                      Life Insurance Company, John Hancock         Statement on Form S-1 (File No.
                      Mutual Life Insurance, Registrant and        33-75004) which was declared
                      Bank of Scotland London Nominees Limited.    effective by the Commission on
                                                                   April 8, 1994.

 4.9                  Amendment No. 2 to Registration Rights       Incorporated herein by
                      Agreement dated as of April 6, 1994, by      reference to Exhibit 4.9 to the
                      and among the Registrant and certain of      Company's Registration
                      its Securities holders.                      Statement on Form S-1 (File No.
                                                                   33-75004) which was declared
                                                                   effective by the Commission on
                                                                   April 8, 1994.

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 4.10                 Amendment to Note Purchase Agreement,        Incorporated herein by
                      dated as of October 27, 1994, by and         reference to Exhibit 4.10 to
                      among the Company, Northwestern Mutual       the Company's Annual Report on
                      Life Insurance Company, John Hancock         Form 10-K for the fiscal year
                      Mutual Life Insurance Company and North      ended March 31, 1995.
                      Atlantic Smaller Companies Trust P.L.C.
                      (collectively, the "Noteholders").

 4.11                 Waiver and Amendment Agreement dated         Incorporated herein by
                      April 15, 1996 by and among Company, The     reference to Exhibit 4.11 to
                      Northwestern Mutual Life Insurance           the Company's Annual Report on
                      Company, John Hancock Mutual Life            Form 10-K for the fiscal year
                      Insurance Company and North Atlantic         ended December 31, 1995.
                      Smaller Companies Investment Trust PLC.

 4.12                 Warrant Agreement dated as of April 15,      Incorporated herein by
                      1996 by and among Company, The               reference to Exhibit 4.12 to
                      Northwestern Mutual Life Insurance           the Company's Annual Report on
                      Company, John Hancock Mutual Life            Form 10-K for the fiscal year
                      Insurance Company and North Atlantic         ended December 31, 1995.
                      Smaller Companies Investment Trust PLC.

 4.13                 First Amendment to Warrant Agreement         Incorporated herein by
                      dated April 15, 1996 by and among Company    reference to Exhibit 4.13 to
                      and each of the holders of warrants          the Company's Annual Report on
                      listed on Schedule A thereto, with           Form 10-K for the fiscal year
                      respect to that certain Warrant Agreement    ended December 31, 1995.
                      dated November 19, 1993.

 4.14                 First Amendment to Observation Rights        Incorporated herein by
                      Agreement dated as of April 15, 1996         reference to Exhibit 4.14 to
                      between Company and certain note             the Company's Annual Report on
                      purchasers.                                  Form 10-K for the fiscal year
                                                                   ended December 31, 1995.

 4.15                 Third Amendment to Registration Rights       Incorporated herein by
                      Agreement dated as of April 15, 1996 by      reference to Exhibit 4.15 to
                      and among Company, the investors of          the Company's Annual Report on
                      Company listed on Schedule A thereto and     Form 10-K for the fiscal year
                      the security holders of Company listed on    ended December 31, 1995.
                      Schedule B thereto.


EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 4.16                 Warrant Agreement dated April 15, 1996 by    Incorporated herein by
                      and among Company, Wells Fargo Bank,         reference to Exhibit 4.16 to
                      National Association, Sumitomo Bank of       the Company's Annual Report on
                      California, BHF Bank Aktiengesellschaft      Form 10-K for the fiscal year
                      and Comerica Bank-California.                ended December 31, 1995.

 4.17                 Stock Purchase Agreement dated June 10,      Incorporated herein by
                      1996 by and among the Company and the        reference to Exhibit 4.17 to
                      investors listed on Schedule A thereto.      the Company's Quarterly Report
                                                                   on Form 10-Q filed August 14,
                                                                   1996.

 4.18                 Fourth Amendment to Registration Rights      Incorporated herein by
                      Agreement dated June 10, 1996 by and         reference to Exhibit 4.18 to
                      among Company, the investors listed on       the Company's Quarterly Report
                      Schedule A thereto, the security holders     on Form 10-Q filed August 14,
                      of Company listed on Schedule B thereto,     1996.
                      the banks listed on Schedule C thereto
                      and each of the parties listed on
                      Schedule D thereto.

 4.19                 Certificate of Designation of Preferences    Incorporated herein by
                      of Series B Preferred Stock of The           reference to Exhibit 3.3 to the
                      Cerplex Group, Inc.                          Company's Quarterly Report on
                                                                   Form 10-Q filed August 14,
                                                                   1996.

 4.20                 Waiver and Amendment Agreement dated         Incorporated herein by
                      October 31, 1996 by and among the company    reference to Exhibit 4.17 to
                      and the Noteholders.                         the Company's Annual Report on
                                                                   Form 10-K for the fiscal year
                                                                   ended December 31, 1996.

 4.21                 Waiver and Amendment Agreement dated         Incorporated herein by
                      December 9, 1996 by and among the company    reference to Exhibit 4.18 to
                      and the Noteholders.                         the Company's Annual Report on
                                                                   Form 10-K for the fiscal year
                                                                   ended December 31, 1996.

 4.22                 Side Letter dated March 28, 1997 by and      Incorporated herein by
                      among the Company and the Noteholders.       reference to Exhibit 4.19 to
                                                                   the Company's Annual Report on
                                                                   Form 10-K for the fiscal year
                                                                   ended December 31, 1996.

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 4.23                 Amended and Restated Note Purchase           Incorporated herein by
                      Agreement dated April 9, 1997 by and         reference to Exhibit 4.20 to
                      among the Company and the Noteholders.       the Company's Annual Report on
                                                                   Form 10-K for the fiscal year
                                                                   ended December 31, 1996.

 4.24                 Second Amendment to Warrant Agreement        Incorporated herein by
                      dated April 9, 1997, by and among the        reference to Exhibit 4.21 to
                      Company and each of the holders of           the Company's Annual Report on
                      warrants listed on Schedule A thereto,       Form 10-K for the fiscal year
                      which Second Amendment amends the Warrant    ended December 31, 1996.
                      Agreement dated November 19, 1993 as
                      amended by the First Amendment to Warrant
                      Agreement dated April 15, 1996.

 4.25                 Second Amendment to Warrant Agreement        Incorporated herein by
                      dated April 9, 1997 by and among the         reference to Exhibit 4.22 to
                      Company and each of the holders of           the Company's Annual Report on
                      warrants listed on Schedule A thereto,       Form 10-K for the fiscal year
                      which Second Amendment amends the Warrant    ended December 31, 1996.
                      Agreement dated April 15, 1996, as
                      amended by a Waiver and Amendment
                      Agreement dated October 31, 1996.

 4.26                 Amended and Restated Warrant Agreement       Incorporated herein by
                      dated April 9, 1997 by and among the         reference to Exhibit 4.23 to
                      Company; Wells Fargo Bank, National          the Company's Annual Report on
                      Association; BHF-Bank Aktiengesellschaft;    Form 10-K for the fiscal year
                      and Citibank, N.A.                           ended December 31, 1996.

 4.27                 Fifth Amendment to Registration Rights       Incorporated herein by
                      Agreement dated as of April 9, 1997 by       reference to Exhibit 4.27 to
                      and among the Company, the investors         the Company's Quarterly Report
                      listed on Schedule A thereto, the            on Form 10-Q for the quarter
                      security holders of the Company listed on    ended June 30, 1997.
                      Schedule B thereto, the banks listed on
                      Schedule C thereto, and the parties
                      listed on Schedule D thereto.

 4.28                 Waiver Agreement dated as of June 30,        Incorporated herein by
                      1997 among the Company and the               reference to Exhibit 4.28 to
                      Noteholders.                                 the Company's Quarterly Report
                                                                   on Form 10-Q for the quarter
                                                                   ended June 30, 1997.

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 4.29                 Side letter dated July 10, 1997 by and       Incorporated herein by
                      among the Company and the Noteholders.       reference to Exhibit 4.29 to
                                                                   the Company's Quarterly Report
                                                                   on Form 10-Q for the quarter
                                                                   ended June 30, 1997.

 4.30                 Side letter dated August 6, 1997 by and      Incorporated herein by
                      among the Company and the Noteholders.       reference to Exhibit 4.30 to
                                                                   the Company's Quarterly Report
                                                                   on Form 10-Q for the quarter
                                                                   ended June 30, 1997.

 4.31                 Sixth Amendment to Registration Rights       Incorporated herein by
                      Agreement dated as of August 20, 1997 by     reference to Exhibit 4.31 to
                      and among the Company, the investors         the Company's Current Report on
                      listed on Schedule A thereto, the            Form 8-K dated August 27, 1997.
                      security holders of the Company listed on
                      Schedule B thereto, the banks listed on
                      Schedule C thereto, and the parties
                      listed on Schedule D thereto.

 4.32                 First Amendment Agreement dated as of        Incorporated herein by
                      August 20, 1997, by and among the            reference to Exhibit 4.32 to
                      Company, The Northwestern Mutual Life        the Company's Current Report on
                      Insurance Company, John Hancock Mutual       Form 8-K dated August 27, 1997.
                      Life Insurance Company and North Atlantic
                      Smaller Companies Investment Trust PLC.

 4.33                 Warrant Agreement dated as of August 20,     Incorporated herein by
                      1997 by and between the Company, The         reference to Exhibit 4.33 to
                      Northwestern Mutual Life Insurance           the Company's Current Report on
                      Company, John Hancock Mutual Life            Form 8-K dated August 27, 1997.
                      Insurance Company and North Atlantic
                      Smaller Companies Investment Trust PLC.

 4.34                 Third Amendment to Warrant Agreement         Incorporated herein by
                      dated as of August 20, 1997, by and among    reference to Exhibit 4.34 to
                      the Company and the Noteholders with         the Company's Current Report on
                      respect to that certain Warrant Agreement    Form 8-K dated August 27, 1997.
                      dated as of April 15, 1996 by and among
                      the Company and the Noteholders.

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 4.35                 Third Amendment to Warrant Agreement         Incorporated herein by
                      dated as of August 20, 1997, by and among    reference to Exhibit 4.35 to
                      the Company and the Noteholders with         the Company's Current Report on
                      respect to that certain Warrant Agreement    Form 8-K dated August 27, 1997.
                      dated as of November 19, 1993 by and
                      among the Company and the Noteholders.

 4.36                 Warrant Agreement dated as of August 20,     Incorporated herein by
                      1997 by and between the Company and          reference to Exhibit 4.36 to
                      Citibank, N.A.                               the Company's Current Report on
                                                                   Form 8-K dated August 27, 1997.

 4.37                 Second Amendment to Observation Rights       Incorporated herein by
                      Agreement dated August 20, 1997 by and       reference to Exhibit 4.37 to
                      among the Company, the Northwestern          the Company's Current Report on
                      Mutual Life Insurance Company and John       Form 8-K dated August 27, 1997.
                      Hancock Mutual Life Insurance Company.

 99.1                 Press Release issued by Aurora and the       Filed herein.
                      Company on February 2, 1998.

 99.2                 Irrevocable Proxy and Option Agreement       Filed herein.
                      dated January 30, 1998 among the
                      Company and the stockholders listed
                      on the signature pages thereof
                      (Exhibit A to Merger Agreement).

 99.3                 Form of Affiliates Letter (Exhibit B         Filed herein.
                      to Merger Agreement).

 99.4                 Stockholders Agreement dated January 30,     Filed herein.
                      1998 between Welsh, Carson, Anderson &
                      Stowe VII, L.P., a Delaware limited
                      partnership ("WCAS"), Aurora and the
                      Company.

 99.5                 Interim Management Agreement dated           Filed herein.
                      January 30, 1998 between the Company and
                      Aurora.

 99.6                 Securities Purchase and Exchange             Filed herein.
                      Agreement dated January 30, 1998
                      ("Securities Purchase and Exchange
                      Agreement") among Aurora, WCAS and the
                      other several purchasers named in Annex I
                      thereto and WCAS Capital Partners II, L.P.



EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS                      METHOD OF FILING
------                -----------------------                      ----------------
 99.7                 Form of 10% Senior Subordinated Bridge       Filed herein.
                      Note of Aurora Electronics, Inc. as payor
                      (Exhibit A-1 to Securities Purchase and
                      Exchange Agreement).

 99.8                 Form of 10% Senior Subordinated Note Due     Filed herein.
                      December 31, 2004 of Aurora Electronics,
                      Inc. as payor (Exhibit A-2 to Securities
                      Purchase and Exchange Agreement).

 99.9                 Form of Certificate of Designations,         Filed herein.
                      Preferences and Rights of Senior
                      Cumulative Convertible Preferred Stock of
                      Aurora Electronics, Inc. (Exhibit B to
                      Securities Purchase and Exchange
                      Agreement).

 99.10                Form of Certificate of Amendment to the      Filed herein.
                      Restated Certificate of Incorporation of
                      Aurora Electronics, Inc. (Exhibit C to
                      Securities Purchase and Exchange
                      Agreement).

 99.11                Amended and Restated Registration Rights     Filed herein.
                      Agreement dated January 30, 1998 among
                      Aurora and the several purchasers named
                      in Schedules I and II thereto (Exhibit D
                      to Securities Purchase and Exchange
                      Agreement).

 99.12                10% Senior Subordinated Bridge Note of       Filed herein.
                      Aurora Electronics, Inc. as payor.

 99.13                Cerplex Note Purchase Agreement dated        Filed herein.
                      January 30, 1998 ("Note Purchase
                      Agreement") between the Company and
                      Aurora.

 99.14                10% Subordinated Note Due June 30, 1998      Filed herein.
                      of The Cerplex Group, Inc. as payor
                      (Exhibit A to Note Purchase Agreement).

 99.15                Forbearance and Repayment Agreement dated
                      January 30, 1998 by and among the
                      Company, Aurora and Citibank, N.A.

 99.16                Seventh Amendment to Credit Agreement and    Filed herein.
                      Limited Waiver dated January 30, 1998 by
                      and among the Company, the financial
                      institution listed on the signature page
                      thereof ("Lender") and Citibank, N.A., as
                      successor to Wells Fargo Bank, National
                      Association, as administrative agent for
                      Lender.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 6, 1998


                              THE CERPLEX GROUP, INC.




                              By:  /s/ Robert W. Hughes
                                   ----------------------------------------
                                   Robert W. Hughes
                                   Senior Vice President and Chief
                                   Financial Officer















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
                               INDEX TO EXHIBITS

                                                                             Sequentially
                                                                               Numbered
 Exhibit                         Description                                     Page
 -------                         -----------                                 ------------
 2.18                 Agreement and Plan of Merger dated as of
                      January 30, 1998 ("Merger Agreement")
                      among Aurora Electronics, Inc., a
                      Delaware corporation ("Aurora"),
                      Holly Acquisition Corp., a Delaware
                      corporation and wholly-owned subsidiary
                      of Aurora ("Aurora Sub") and the Company.

 99.1                 Press Release issued by Aurora and the
                      Company on February 2, 1998.

 99.2                 Irrevocable Proxy and Option Agreement
                      dated January 30, 1998 among the
                      Company and the stockholders listed
                      on the signature pages thereof
                      (Exhibit A to Merger Agreement).

 99.3                 Form of Affiliates Letter (Exhibit B
                      to Merger Agreement).

 99.4                 Stockholders Agreement dated January 30,
                      1998 between Welsh, Carson, Anderson &
                      Stowe VII, L.P. a Delaware limited
                      partnership ("WCAS"), Aurora and the
                      Company.

 99.5                 Interim Management Agreement dated
                      January 30, 1998 between the Company and
                      Aurora.

 99.6                 Securities Purchase and Exchange
                      Agreement dated January 30, 1998
                      ("Securities Purchase and Exchange
                      Agreement") among Aurora, WCAS and the
                      other several purchasers named in Annex I thereto and WCAS Capital Partners II, L.P.



                                                                                   Sequentially
                                                                                     Numbered
 Exhibit                           Description                                         Page
 -------                           -----------                                     ------------
 99.7                 Form of 10% Senior Subordinated Bridge
                      Note of Aurora Electronics, Inc. as payor
                      (Exhibit A-1 to Securities Purchase and
                      Exchange Agreement).

 99.8                 Form of 10% Senior Subordinated Note Due
                      December 31, 2004 of Aurora Electronics,
                      Inc. as payor (Exhibit A-2 to Securities
                      Purchase and Exchange Agreement).

 99.9                 Form of Certificate of Designations,
                      Preferences and Rights of Senior
                      Cumulative Convertible Preferred Stock of
                      Aurora Electronics, Inc. (Exhibit B to
                      Securities Purchase and Exchange
                      Agreement).

 99.10                Form of Certificate of Amendment to the
                      Restated Certificate of Incorporation of
                      Aurora Electronics, Inc. (Exhibit C to
                      Securities Purchase and Exchange
                      Agreement).

 99.11                Amended and Restated Registration Rights
                      Agreement dated January 30, 1998 among
                      Aurora and the several purchasers named
                      in Schedules I and II thereto (Exhibit D to Securities Purchase and Exchange
                      Agreement).

 99.12                10% Senior Subordinated Bridge Note of
                      Aurora Electronics, Inc. as payor.

 99.13                Cerplex Note Purchase Agreement dated
                      January 30, 1998 ("Note Purchase
                      Agreement") between the Company and
                      Aurora.

 99.14                10% Subordinated Note Due June 30, 1998
                      of The Cerplex Group, Inc. as payor
                      (Exhibit A to Note Purchase Agreement).

 99.15                Forbearance and Repayment Agreement dated
                      January 30, 1998 by and among the
                      Company, Aurora and Citibank, N.A.

 99.16                Seventh Amendment to Credit Agreement and
                      Limited Waiver dated January 30, 1998 by and among the Company, the financial institution listed on the signature page thereof ("Lender") and Citibank, N.A., as successor to Wells Fargo Bank, National
                      Association, as administrative agent for
                      Lender.


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